First Alliance Mortgage Loan Trust 1997-3
         Mortgage Loan Asset Backed Certificates, Series 1997-3

         [$85,000,000] Class A Certificates

         -----------------------------------------------------------------------


         [$35,000,000]  Class A-1 Fixed Rate Group  Certificates  -  [.]%
         [$50,000,000]  Class  A-2   Floating   Rate  Group Certificates - 1M
         LIBOR + [ ] bps.

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1997-3 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

             First Alliance Mortgage Loan Trust 1997-3

             Mortgage Loan Asset Backed Certificates, Series 1997-3

- --------------------------------------------------------------------------------


Title of Securities:    First Alliance Mortgage Loan Trust 1997-3,
                        Class A-1 Fixed Rate Group Certificates and
                        Class A-2 Variable Rate Group Certificates (collectively, the "Certificates").

Certificate
Description:                Class A-1                       Class A-2
                           ---------                        ---------
Collateral:                Fixed Rate Home Equity           Variable Rate Home Equity
                           Mortgage Loans                   Mortgage Loans

Prepayment
Assumption:                [27% HEP]                        [27% CPR]

Approximate Size:          [$35,000,000]                    [$50,000,000]

Average Life
to Call:                   [3.1]                            [2.8]

Average Life
to maturity:               [3.3]                            [3.1]

Coupon:                    [.%]                             The lesser of:
                                                            1) One Month LIBOR + []bps
                                                            2) The Available Funds Cap

Coupon Step-up:            After the Clean-Up Call,         After the Clean-up Call,
                           the Coupon will                  the lesser of:
                           be increased by                  1) One Month LIBOR + 2x [] bps
                           50 bps.                          2) The Available Funds Cap

Yield to Call:             [.%]                             Variable

Collateral
Adjustment Frequency:      N/A                              Every 6 months (Both Interest Rate &
                                                            Payment)

Payment Delay:             [19]                             NONE

Interest
Accrual Basis:             30/360                           Actual/360

Dated Date:                [09/01/97]                       [09/26/97]

Expected Maturity
without Call:              [04/20/13]                       [01/20/14]

Expected Maturity
with 10% Call:             [01/20/05]                       [01/20/05]

Stated Maturity:           [12/20/28]                       [12/20/28]

Pricing Date:              [September 10, 1997]             [September 10, 1997]

Settlement Date:           [September 26, 1997]             [September 26, 1997]



          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          First Alliance Mortgage Loan Trust 1997-3
                          Mortgage Loan Asset Backed Certificates, Series 1997-3

- --------------------------------------------------------------------------------

Company and
Servicer:                  First Alliance Mortgage Company, a California
                           corporation.

Servicing Fee:             50 basis points per annum.

Trustee:                   The Chase Manhattan Bank

Aggregate
Group Balance:             Fixed Rate Group          $[35,000,000]
                           Variable Rate Group       $[50,000,000]

Payment Date:              The 20th day of each month or, if such day is not a
                           business day, the next succeeding business day, beginning on October 20, 1997.

Record Date:               Class A-1 & Class A-2 - The last day of the calendar
                           month immediately preceeding the related Payment
                           Date. Interest Accrual Period: The interest accrual period for the Class A-1 Certificates is the calendar month prior to the month in which a distribution occurs.

                           Interest will accrue on the Class A-2 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Certificates:      Book-entry only through the same-day funds facilities
                           of DTC, Euroclear and CEDEL.

Denominations:             Minimum denominations of $1,000 and integral
                           multiples thereof.

Prepayment
Assumption:                For the Class A-1 Fixed-Rate Group Certificates,
                           [27]% HEP ([2.7]% CPR in month 1 with monthly incremental increases of [2.7]% CPR until the speed reaches [27]% CPR in month 10 based on loan seasoning.)

                           For the Class A-2 Variable-Rate Group Certificates, [27]% CPR.

10% Clean-up Call:         The Servicer has the option to exercise a call when
                           the aggregate mortgage loan balance equals 10% or less of the original aggregate collateral balance and the original aggregate amount of the prefunding accounts. The call will be exercised at par plus accrued interest.

Coupon Step-Up:            If the Servicer does not exercise the Cleanup Call,
                           the coupon on the Class A-1 Certificates shall be raised to [.]% + 0.50%.

                           If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-2 Certificates shall be raised to 1M LIBOR + 2x []bps, subject to the Monthly Available Funds Cap.

Available Funds Cap:       The Available Funds Cap is the weighted average of
                           the Mortgage Rates on the Mortgage Loans in the Variable Rate Group, less the sum of (a) the Variable- Rate Group Servicing Fee (50 bps), (b) beginning on the Second Payment Date from the Closing
                           Date, the premiums due to the Certificate Insurer with respect to the Certificate Insurance Policy relating to the Class A-2 Certificates, (c) the fees due to the Trustee relating to the Class A-2
                           Certificates, and (d) beginning on the [seventh]
                           Payment Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable Rate Group, calculated as of the first day of the related Remittance Period.

Interest
Carry Forward:             The Class A-2 Certificates will have an interest
                           carry forward feature. The excess of the interest accrued on the Class A-2 Certificates over the amount of interest actually distributed will be paid on future Remittance Dates to the extent of Class A-2
                           Available funds prior to distributing any Excess
                           Spread to the holder of the Class R Certificate. The
                           Interest Carryover Amount will accrue interest at the Class A-2 Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero. The Interest Carryover Amount is not guaranteed by MBIA. There will be no make-whole of the interest carry forward at the call date.


                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          First Alliance Mortgage Loan Trust 1997-3
                          Mortgage Loan Asset Backed Certificates, Series 1997-3

- --------------------------------------------------------------------------------

Pre-Funding Account:       On the Closing Date, approximately [$12,103,888.88]
                           will be deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$6,368,932.54] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [October 20,1997] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts.
                           The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                           Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1
                           Certificateholders as a prepayment on the July 1997 Payment Date.

                           Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-2 Certificateholders as a prepayment on the July 1997 Payment Date.

Credit Enhancement:        A combination of:
                            - Overcollateralization.
                            - Cross-collateralization of excess spread
                            - 100% wrap from MBIA  guarantee of timely  interest
                              and ultimate principal.

Certificate Ratings:       The Certificates will be rated AAA by Standard &
                           Poor's and Aaa by Moody's Investor Service.

Certificate Insurer:       MBIA Insurance Corporation ("MBIA").

                           MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:                 Timely payments of interest and the ultimate payment
                           of principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:            The Certificates will be ERISA eligible. Investors
                           should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:                  REMIC.

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:       For further information, call the desk at (212)
                           778-2741, Paul Richardson at (212) 778-1507, Sean
                           Arnold at (212) 778-4921 or Lina Hsu at (212)
                           778-1451.

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Financial Strategies          09/05/97 04:58:05 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP FAMT73                              Coupon                     N/A
Class         A1     CUR                          Accr  0.48021 1st Pmt 10/20/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.868/9.368)        LIBOR-1M              5.65625
WAM    (Orig)         (27.683)                    Mat N/A        Settle 09/26/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                           ******** TO CALL ********

   FIXED  HEP 27.00 HEP 23.00 HEP 25.00 HEP 29.00 HEP 31.00 HEP 33.00 HEP 35.00
    ARMS  CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.916     6.926     6.921     6.911     6.905     6.900     6.895
   99-29     6.910     6.921     6.915     6.904     6.899     6.893     6.888
   99-29+    6.904     6.915     6.909     6.898     6.892     6.886     6.880
   99-30     6.898     6.910     6.904     6.892     6.885     6.879     6.873
   99-30+    6.892     6.904     6.898     6.885     6.879     6.872     6.866
   99-31     6.885     6.899     6.892     6.879     6.872     6.865     6.858
   99-31+    6.879     6.894     6.886     6.873     6.865     6.858     6.851
  100-00     6.873     6.888     6.881     6.866     6.859     6.851     6.844
  100-00+    6.867     6.883     6.875     6.860     6.852     6.844     6.836
  100-01     6.861     6.877     6.869     6.853     6.845     6.837     6.829
  100-01+    6.855     6.872     6.863     6.847     6.839     6.830     6.822
  100-02     6.849     6.867     6.858     6.841     6.832     6.823     6.814
  100-02+    6.843     6.861     6.852     6.834     6.825     6.816     6.807
  100-03     6.837     6.856     6.846     6.828     6.818     6.809     6.800
  100-03+    6.831     6.850     6.841     6.822     6.812     6.802     6.792

Avg. Life    3.081     3.505     3.277     2.911     2.750     2.609     2.479
Mod. Dur.    2.567     2.867     2.707     2.443     2.325     2.220     2.123
1st  Pmt.    0.067     0.067     0.067     0.067     0.067     0.067     0.067
Last Pmt. 01/20/05  08/20/05  04/20/05  11/20/04  08/20/04  06/20/04  04/20/04

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Financial Strategies          09/05/97 05:00:28 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360     Incorporated
Deal ID/CUSIP FAMT73                              Coupon     * Cap      Flr 0.00
Class         A2     FLT LIBOR-1M+TBA             Accr  0.00000 1st Pmt 10/20/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.868/9.368)        LIBOR-1M              5.65625
WAM    (Orig)         (27.683)                    Mat N/A        Settle 09/26/97
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

                           ******** TO CALL ********

   FIXED  HEP 27.00 HEP 27.00 HEP 27.00 HEP 27.00 HEP 27.00 HEP 27.00 HEP 27.00
    ARMS  CPR 27.00 CPR 21.00 CPR 23.00 CPR 25.00 CPR 29.00 CPR 31.00 CPR 33.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+   26.355    25.531    25.801    26.073    26.638    26.920    27.212
   99-29    25.732    25.026    25.258    25.491    25.975    26.217    26.467
   99-29+   25.110    24.521    24.714    24.909    25.312    25.513    25.722
   99-30    24.488    24.017    24.171    24.327    24.649    24.810    24.977
   99-30+   23.865    23.512    23.628    23.745    23.986    24.108    24.232
   99-31    23.243    23.008    23.085    23.163    23.324    23.405    23.488
   99-31+   22.622    22.504    22.543    22.581    22.662    22.702    22.744
  100-00    22.000    22.000    22.000    22.000    22.000    22.000    22.000
  100-00+   21.379    21.496    21.458    21.419    21.338    21.298    21.256
  100-01    20.757    20.992    20.915    20.838    20.677    20.596    20.513
  100-01+   20.136    20.489    20.373    20.257    20.015    19.894    19.769
  100-02    19.515    19.985    19.831    19.676    19.354    19.193    19.026
  100-02+   18.894    19.482    19.289    19.095    18.693    18.491    18.283
  100-03    18.274    18.979    18.748    18.515    18.032    17.790    17.541
  100-03+   17.653    18.476    18.206    17.934    17.371    17.089    16.798

Avg. Life    2.837     3.609     3.313     3.061     2.643     2.474     2.321
Mod. Dur.    2.418     2.983     2.771     2.586     2.271     2.141     2.021
1st  Pmt.    0.067     0.067     0.067     0.067     0.067     0.067     0.067
Last Pmt. 01/20/05  05/20/06  11/20/05  06/20/05  09/20/04  06/20/04  03/20/04

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

AVAILABLE FUNDS CAP
===================

Cap:     Net WAC - Trustee Fee - Surety Fee - 50bps cushion (starting month 7)

Date     Av Funds Cap (30/360 Basis)

- ---------------
10/97   8.384
11/97   8.384
12/97   8.382
01/98   8.381
02/98   8.420
03/98   8.548
04/98   8.048
05/98   8.375
06/98   8.683
07/98   8.793
08/98   8.833
09/98   8.961
10/98   8.961
11/98   9.288
12/98   9.596
01/99   9.706
02/99   9.746
03/99   9.873
04/99   9.873
05/99  10.200
06/99  10.508
07/99  10.699
08/99  10.708
09/99  10.911
10/99  10.911
11/99  11.001
12/99  11.186
01/00  11.289
02/00  11.289
03/00  11.289
04/00  11.289
05/00  11.289
06/00  11.289
07/00  11.289
08/00  11.289
09/00  11.289
10/00  11.289
11/00  11.289
12/00  11.289
01/01  11.289
02/01  11.289
03/01  11.289
04/01  11.289
05/01  11.289
06/01  11.289
07/01  11.289
08/01  11.289
09/01  11.289
10/01  11.289
11/01  11.289
12/01  11.289
01/02  11.289
02/02  11.289
03/02  11.289
04/02  11.289
05/02  11.289
06/02  11.289
07/02  11.289
08/02  11.289
09/02  11.289
10/02  11.289
11/02  11.289
12/02  11.289
01/03  11.289
02/03  11.289
03/03  11.289 and so on....

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- --------------------------------------------------------------------------------

     -  FAMT73
     -  Cut Off Date of Tape is  9/1/97
     -  FIX
     -      $28,631,067.46
     -  Mortgage Summary Report

- --------------------------------------------------------------------------------

Number of Mortgage Loans:                                     380

Aggregate Unpaid Principal Balance:                $28,631,067.46
Aggregate Original Principal Balance:              $28,683,006.00

Weighted Average Gross Coupon:                             9.848%
Gross Coupon Range:                             7.990% -  17.250%
- --------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $75,344.91
Average Original Principal Balance:                    $75,481.59

Maximum Unpaid Principal Balance:                     $270,737.00
Minimum Unpaid Principal Balance:                      $14,907.55

Maximum Original Principal Balance:                   $270,737.00
Minimum Original Principal Balance:                    $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         298.800
Stated Rem Term Range:                          82.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        312.954
Amortized Rem Term Range:                       80.648 -  360.031

Weighted Average Age :                                      1.262
Age Range:                                       0.000 -    7.000

Weighted Average Original Term:                           300.062
Original Term Range:                            84.000 -  360.000

Weighted Average Original LTV:                             52.901
Original LTV Range:                             9.790% -  80.000%

Weighted Average Combined LTV:                             53.167
Combined LTV Range:                             9.790% -  80.000%

- --------------------------------------------------------------------------------

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
     Combined           Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              11           1,186,021.74               4.14
70.01 to  75.00              23           2,379,602.12               8.31
65.01 to  70.00              31           3,278,459.99              11.45
60.01 to  65.00              39           3,324,748.62              11.61
55.01 to  60.00              42           3,634,474.34              12.69
50.01 to  55.00              39           3,320,382.86              11.60
45.01 to  50.00              39           2,927,029.87              10.22
40.01 to  45.00              37           2,618,855.44               9.15
35.01 to  40.00              33           1,817,593.77               6.35
30.01 to  35.00              29           1,468,858.16               5.13
25.01 to  30.00              26           1,193,704.42               4.17
20.01 to  25.00              21           1,115,732.79               3.90
15.01 to  20.00               8             266,970.90               0.93
10.01 to  15.00               1              74,939.44               0.26
 5.01 to  10.00               1              23,693.00               0.08
- --------------------------------------------------------------------------
Total............          380         $ 28,631,067.46          100.00%
==========================================================================

                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              11           1,186,021.74               4.14
70.01 to  75.00              23           2,379,602.12               8.31
65.01 to  70.00              31           3,278,459.99              11.45
60.01 to  65.00              39           3,324,748.62              11.61
55.01 to  60.00              42           3,634,474.34              12.69
50.01 to  55.00              38           3,220,424.79              11.25
45.01 to  50.00              37           2,870,729.96              10.03
40.01 to  45.00              37           2,618,855.44               9.15
35.01 to  40.00              31           1,740,498.81               6.08
30.01 to  35.00              25           1,366,935.89               4.77
25.01 to  30.00              28           1,250,972.36               4.37
20.01 to  25.00              22           1,215,690.86               4.25
15.01 to  20.00              12             397,124.75               1.39
10.01 to  15.00               2              92,854.06               0.32
 5.01 to  10.00               2              53,673.73               0.19
- --------------------------------------------------------------------------
Total............          380         $ 28,631,067.46          100.00%
==========================================================================

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 7.50% < Gross Coupon <=  8.00%          5          534,532.62       1.87
 8.00% < Gross Coupon <=  8.50%          8          623,660.46       2.18
 8.50% < Gross Coupon <=  9.00%        105        8,582,843.78      29.98
 9.00% < Gross Coupon <=  9.50%         64        5,166,855.90      18.05
 9.50% < Gross Coupon <= 10.00%         76        5,772,584.65      20.16
10.00% < Gross Coupon <= 10.50%         39        2,719,177.58       9.50
10.50% < Gross Coupon <= 11.00%         30        2,026,998.26       7.08
11.00% < Gross Coupon <= 11.50%         15        1,008,386.98       3.52
11.50% < Gross Coupon <= 12.00%         14          709,214.25       2.48
12.00% < Gross Coupon <= 12.50%          4          307,078.56       1.07
12.50% < Gross Coupon <= 13.00%          7          321,238.33       1.12
13.00% < Gross Coupon <= 13.50%          4          290,708.97       1.02
13.50% < Gross Coupon <= 14.00%          5          444,139.41       1.55
14.00% < Gross Coupon <= 14.50%          1           14,907.55       0.05
14.50% < Gross Coupon <= 15.00%          2           77,315.84       0.27
17.00% < Gross Coupon <= 17.50%          1           31,424.32       0.11
- ----------------------------------------------------------------------------
Total..........                        380     $ 28,631,067.46     100.00%
============================================================================

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                         4                 179,866.25         0.63
CA                       105               8,977,399.97        31.36
CO                         7                 417,771.87         1.46
DC                         2                 120,669.00         0.42
FL                        15                 892,503.81         3.12
GA                         6                 311,128.79         1.09
IL                        23               1,543,550.32         5.39
MA                         4                 317,333.27         1.11
MD                        11                 620,462.29         2.17
MI                         1                 154,545.23         0.54
MN                         2                  79,763.97         0.28
NJ                        51               3,851,661.93        13.45
NY                        84               6,441,043.59        22.50
OH                         3                 205,077.00         0.72
OR                        13                 762,959.40         2.66
PA                        13               1,186,748.13         4.14
UT                         8                 616,509.00         2.15
VA                         1                  80,750.00         0.28
WA                        27               1,871,323.64         6.54
- --------------------------------------------------------------------------
Total...............     380            $ 28,631,067.46       100.00%
==========================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 72 < Rem Term <=  84          1         110,105.52           0.38%
108 < Rem Term <= 120          5         219,823.60           0.77%
168 < Rem Term <= 180        110       7,542,778.23          26.34%
228 < Rem Term <= 240         26       2,293,620.54           8.01%
348 < Rem Term <= 360        238      18,464,739.57          64.49%
- -------------------------------------------------------------------
Total............            380      28,631,067.46         100.00%
===================================================================

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

   10,000 < Balance <=    15,000       1            14,907.55       0.05
   15,000 < Balance <=    20,000       5            92,215.61       0.32
   20,000 < Balance <=    25,000       8           181,978.11       0.64
   25,000 < Balance <=    30,000      12           343,486.82       1.20
   30,000 < Balance <=    35,000      14           463,308.54       1.62
   35,000 < Balance <=    40,000      13           487,909.70       1.70
   40,000 < Balance <=    45,000      24         1,024,028.63       3.58
   45,000 < Balance <=    50,000      19           919,503.22       3.21
   50,000 < Balance <=    55,000      16           842,119.49       2.94
   55,000 < Balance <=    60,000      28         1,622,341.81       5.67
   60,000 < Balance <=    65,000      20         1,255,456.78       4.38
   65,000 < Balance <=    70,000      19         1,296,797.98       4.53
   70,000 < Balance <=    75,000      26         1,900,539.39       6.64
   75,000 < Balance <=    80,000      30         2,320,964.59       8.11
   80,000 < Balance <=    85,000      20         1,666,823.33       5.82
   85,000 < Balance <=    90,000      20         1,749,996.51       6.11
   90,000 < Balance <=    95,000      20         1,848,508.63       6.46
   95,000 < Balance <=   100,000      16         1,559,523.05       5.45
  100,000 < Balance <=   125,000      42         4,621,019.38      16.14
  125,000 < Balance <=   150,000      13         1,814,243.62       6.34
  150,000 < Balance <=   200,000       9         1,448,330.37       5.06
  200,000 < Balance <=   250,000       4           886,327.35       3.10
  250,000 < Balance <=   300,000       1           270,737.00       0.95
- --------------------------------------------------------------------------
Total....................           380       $ 28,631,067.46     100.00%
==========================================================================

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    347        26,075,786.05      91.08
Pud                                4           314,755.66       1.10
Condominium                        6           340,438.00       1.19
2-4 Family                        23         1,900,087.75       6.64
- --------------------------------------------------------------------------
Total...............             380      $ 28,631,067.46     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

  1 = Owner Occ.                359       27,193,846.42        94.98
  2 = Investor                   20        1,404,903.01         4.91
  3 = Second Home                 1           32,318.03         0.11
- --------------------------------------------------------------------------
Total..................          380    $ 28,631,067.46       100.00%
==========================================================================


                         ORIGINAL JUNIOR LIEN RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
    Junior Lien         Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

30.01 to  40.00               3             147,853.42               0.52
40.01 to  50.00               2              76,126.93               0.27
50.01 to  60.00               2              54,419.72               0.19
60.01 to  70.00               1              24,557.11               0.09
70.01 to  80.00               1              32,318.03               0.11
90.01 to 100.00             371          28,295,792.25              98.83
- --------------------------------------------------------------------------
Total............           380        $ 28,631,067.46             100.00%
==========================================================================


                   LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 351    26,334,830.59          91.98
Partially Amortizing              29     2,296,236.87           8.02
- --------------------------------------------------------------------------
Total..................          380   $28,631,067.46         100.00%
==========================================================================


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- --------------------------------------------------------------------------------

     -  FAMT73
     -  Cut Off Date of Tape is  9/1/97
     -  ARM
     -    $37,896,111.12

- --------------------------------------------------------------------------------

Number of Mortgage Loans:                                     421

Aggregate Unpaid Principal Balance:                $37,896,111.12
Aggregate Original Principal Balance:              $37,942,191.00

- --------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.126%
Gross Coupon Range:                             6.990% -  14.750%

Weighted Average Margin (Gross):                           6.607%
Gross Margin Range:                             4.990% -  10.130%

Weighted Average Life Cap (Gross):                        16.052%
Gross Life Cap Range:                          13.750% -  21.250%

Weighted Average Life Floor (Gross):                       9.126%
Gross Life Floor Range:                         6.990% -  14.750%
- --------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $90,014.52
Average Original Principal Balance:                    $90,123.97

Maximum Unpaid Principal Balance:                     $301,835.04
Minimum Unpaid Principal Balance:                       $9,763.44

Maximum Original Principal Balance:                   $302,000.00
Minimum Original Principal Balance:                    $20,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         343.714
Stated Rem Term Range:                         120.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        343.567
Amortized Rem Term Range:                       28.038 -  360.037

Weighted Average Age (First Pay thru Paid Thru):            0.622
Age Range:                                       0.000 -    5.000

Weighted Average Original Term:                           344.336
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             60.066
Original LTV Range:                            14.370% -  81.460%

Weighted Average Periodic Interest Cap:                    1.027%
Periodic Interest Cap Range:                    1.000% -   2.000%


Weighted Average Months to Interest Roll:                   8.450 * calculated from 9/97 to next rolldate
Months to Interest Roll Range:                           1 -   32

Weighted Average Interest Roll Frequency:                   6.083
Interest Frequency Range:                                6 -   36

- --------------------------------------------------------------------------------


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
     Combined           Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

80.01 to  85.00               1              70,467.00               0.19
75.01 to  80.00              30           3,814,101.42              10.06
70.01 to  75.00              45           5,348,769.19              14.11
65.01 to  70.00              54           5,733,918.11              15.13
60.01 to  65.00              53           5,760,491.96              15.20
55.01 to  60.00              56           5,161,060.04              13.62
50.01 to  55.00              34           2,714,565.92               7.16
45.01 to  50.00              42           2,974,979.39               7.85
40.01 to  45.00              36           2,453,183.76               6.47
35.01 to  40.00              32           1,956,349.92               5.16
30.01 to  35.00              18           1,114,928.06               2.94
25.01 to  30.00               9             449,090.31               1.19
20.01 to  25.00               8             269,542.60               0.71
15.01 to  20.00               1              44,000.00               0.12
10.01 to  15.00               2              30,663.44               0.08
- --------------------------------------------------------------------------
Total............           421        $ 37,896,111.12             100.00%
==========================================================================


                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

80.01 to  85.00               1              70,467.00               0.19
75.01 to  80.00              30           3,814,101.42              10.06
70.01 to  75.00              45           5,348,769.19              14.11
65.01 to  70.00              54           5,733,918.11              15.13
60.01 to  65.00              53           5,760,491.96              15.20
55.01 to  60.00              56           5,161,060.04              13.62
50.01 to  55.00              34           2,714,565.92               7.16
45.01 to  50.00              42           2,974,979.39               7.85
40.01 to  45.00              36           2,453,183.76               6.47
35.01 to  40.00              32           1,956,349.92               5.16
30.01 to  35.00              18           1,114,928.06               2.94
25.01 to  30.00               9             449,090.31               1.19
20.01 to  25.00               8             269,542.60               0.71
15.01 to  20.00               1              44,000.00               0.12
10.01 to  15.00               2              30,663.44               0.08
- --------------------------------------------------------------------------
Total............           421        $ 37,896,111.12             100.00%
==========================================================================

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date

         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal

             Range                   Loans        Balance          Balance

 6.50% < Gross Coupon <=  7.00%          4          461,324.00       1.22
 7.00% < Gross Coupon <=  7.50%         34        3,205,046.49       8.46
 7.50% < Gross Coupon <=  8.00%         39        3,505,627.54       9.25
 8.00% < Gross Coupon <=  8.50%         68        6,567,203.45      17.33
 8.50% < Gross Coupon <=  9.00%         80        7,223,150.33      19.06
 9.00% < Gross Coupon <=  9.50%         64        6,631,884.27      17.50
 9.50% < Gross Coupon <= 10.00%         51        4,274,379.49      11.28
10.00% < Gross Coupon <= 10.50%         27        1,988,083.32       5.25
10.50% < Gross Coupon <= 11.00%         19        1,338,805.32       3.53
11.00% < Gross Coupon <= 11.50%         17        1,514,312.86       4.00
11.50% < Gross Coupon <= 12.00%          8          593,446.36       1.57
12.00% < Gross Coupon <= 12.50%          3          152,850.78       0.40
12.50% < Gross Coupon <= 13.00%          1           63,764.76       0.17
13.00% < Gross Coupon <= 13.50%          1           60,944.58       0.16
13.50% < Gross Coupon <= 14.00%          3          232,326.23       0.61
14.50% < Gross Coupon <= 15.00%          2           82,961.34       0.22
- ----------------------------------------------------------------------------
Total..........                        421     $ 37,896,111.12     100.00%
============================================================================

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        13                 931,495.28         2.46
CA                        73               8,328,766.09        21.98
CO                        20               1,898,633.77         5.01
DC                         3                 367,108.94         0.97
FL                        17               1,236,001.67         3.26
GA                         5                 427,377.87         1.13
ID                         2                 139,641.92         0.37
IL                        55               4,690,264.89        12.38
MA                        29               2,417,399.34         6.38
MD                         8                 508,594.16         1.34
MI                         6                 507,293.02         1.34
MN                         1                  49,948.85         0.13
NC                         2                  99,898.73         0.26
NJ                        42               3,343,307.40         8.82
NY                        43               4,157,338.91        10.97
OH                        17               1,165,763.74         3.08
OR                        20               1,692,499.49         4.47
PA                        11                 848,638.16         2.24
UT                        20               1,679,560.24         4.43
VA                         6                 808,539.07         2.13
WA                        28               2,598,039.58         6.86
- --------------------------------------------------------------------------
Total...............     421            $ 37,896,111.12       100.00%
==========================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          1          68,160.00           0.18%
168 < Rem Term <= 180         40       2,902,364.23           7.66%
228 < Rem Term <= 240          6         456,813.00           1.21%
348 < Rem Term <= 360        374      34,468,773.89          90.96%
- -------------------------------------------------------------------
Total............            421      37,896,111.12         100.00%
===================================================================


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

    5,000 < Balance <=    10,000       1             9,763.44       0.03
   15,000 < Balance <=    20,000       1            20,000.00       0.05
   20,000 < Balance <=    25,000       2            41,064.00       0.11
   30,000 < Balance <=    35,000      15           496,138.55       1.31
   35,000 < Balance <=    40,000       8           310,826.63       0.82
   40,000 < Balance <=    45,000      20           855,560.77       2.26
   45,000 < Balance <=    50,000      18           869,069.62       2.29
   50,000 < Balance <=    55,000      28         1,470,587.26       3.88
   55,000 < Balance <=    60,000      25         1,440,546.44       3.80
   60,000 < Balance <=    65,000      30         1,877,361.31       4.95
   65,000 < Balance <=    70,000      23         1,561,737.85       4.12
   70,000 < Balance <=    75,000      15         1,092,707.65       2.88
   75,000 < Balance <=    80,000      21         1,639,360.40       4.33
   80,000 < Balance <=    85,000      23         1,896,984.82       5.01
   85,000 < Balance <=    90,000      16         1,403,963.79       3.70
   90,000 < Balance <=    95,000      24         2,222,247.18       5.86
   95,000 < Balance <=   100,000      20         1,953,874.77       5.16
  100,000 < Balance <=   125,000      60         6,662,750.01      17.58
  125,000 < Balance <=   150,000      25         3,400,203.87       8.97
  150,000 < Balance <=   200,000      34         5,754,925.70      15.19
  200,000 < Balance <=   250,000       9         2,053,007.21       5.42
  250,000 < Balance <=   300,000       2           561,594.81       1.48
  300,000 < Balance <=   350,000       1           301,835.04       0.80
- --------------------------------------------------------------------------
Total....................            421      $ 37,896,111.12     100.00%
==========================================================================

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    382        34,838,802.84      91.93
Pud                                7           596,571.94       1.57
Condominium                        7           442,024.04       1.17
2-4 Family                        25         2,018,712.30       5.33
- --------------------------------------------------------------------------
Total...............             421      $ 37,896,111.12     100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

  1 = Owner Occ.                394       35,621,670.71        94.00
  2 = Investor                   24        1,899,033.14         5.01
  3 = Second Home                 3          375,407.27         0.99
- --------------------------------------------------------------------------
Total..................          421    $ 37,896,111.12       100.00%
==========================================================================

                               DISTRIBUTION OF
                            MAXIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.50 < Life Cap <= 14.00        5         536,265.49           1.42
14.00 < Life Cap <= 14.50       36       3,434,494.08           9.06
14.50 < Life Cap <= 15.00       41       3,601,029.54           9.50
15.00 < Life Cap <= 15.50       75       7,177,641.42          18.94
15.50 < Life Cap <= 16.00       77       7,119,924.00          18.79
16.00 < Life Cap <= 16.50       69       6,909,511.14          18.23
16.50 < Life Cap <= 17.00       47       3,616,659.78           9.54
17.00 < Life Cap <= 17.50       20       1,563,876.50           4.13
17.50 < Life Cap <= 18.00       21       1,750,068.58           4.62
18.00 < Life Cap <= 18.50       13       1,115,246.61           2.94
18.50 < Life Cap <= 19.00        9         568,482.10           1.50
19.00 < Life Cap <= 19.50        1          62,914.97           0.17
19.50 < Life Cap <= 20.00        2          96,749.36           0.26
20.00 < Life Cap <= 20.50        4         293,270.81           0.77
21.00 < Life Cap <= 21.50        1          49,976.74           0.13
- --------------------------------------------------------------------------
Total.................         421    $ 37,896,111.12         100.00%
==========================================================================

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               DISTRIBUTION OF
                            MINIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
           Gross             Mortgage     Principal          Principal
         Life Floor            Loans       Balance            Balance

 6.50 < Life Floor <=  7.00        4       461,324.00           1.22
 7.00 < Life Floor <=  7.50       34     3,205,046.49           8.46
 7.50 < Life Floor <=  8.00       39     3,505,627.54           9.25
 8.00 < Life Floor <=  8.50       68     6,567,203.45          17.33
 8.50 < Life Floor <=  9.00       80     7,223,150.33          19.06
 9.00 < Life Floor <=  9.50       64     6,631,884.27          17.50
 9.50 < Life Floor <= 10.00       51     4,274,379.49          11.28
10.00 < Life Floor <= 10.50       27     1,988,083.32           5.25
10.50 < Life Floor <= 11.00       19     1,338,805.32           3.53
11.00 < Life Floor <= 11.50       17     1,514,312.86           4.00
11.50 < Life Floor <= 12.00        8       593,446.36           1.57
12.00 < Life Floor <= 12.50        3       152,850.78           0.40
12.50 < Life Floor <= 13.00        1        63,764.76           0.17
13.00 < Life Floor <= 13.50        1        60,944.58           0.16
13.50 < Life Floor <= 14.00        3       232,326.23           0.61
14.50 < Life Floor <= 15.00        2        82,961.34           0.22
- --------------------------------------------------------------------------
Total.................           421  $ 37,896,111.12         100.00%
==========================================================================

                               DISTRIBUTION OF
                                   MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 4.0 < Margin <=  5.0           31       2,934,675.29           7.74
 5.0 < Margin <=  6.0          112      10,509,462.73          27.73
 6.0 < Margin <=  7.0          135      12,570,429.09          33.17
 7.0 < Margin <=  8.0          116       9,573,115.23          25.26
 8.0 < Margin <=  9.0           24       2,115,559.44           5.58
 9.0 < Margin <= 10.0            1          68,160.00           0.18
10.0 < Margin <= 11.0            2         124,709.34           0.33
- --------------------------------------------------------------------------
Total.................         421    $ 37,896,111.12         100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     405         35,876,597.05          94.67
  1.500                      15          1,986,526.91           5.24
  2.000                       1             32,987.16           0.09
- --------------------------------------------------------------------------
Total.................      421       $ 37,896,111.12         100.00%
==========================================================================

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                    ARM INDEX


- -------------------------------------------------------------------------------------------------------------------

                                               WA                                  Max. Orig         Total
                        #      %              Rem      WA      WA        WA          Loan           Current
Loan Feature           Loan   Pool      WAC   Term   MARGIN  LIFECAP    FLOOR       Amount          Balance

 6M Libor              359  85.07    8.979 341.24   6.636   15.961     8.979        $273,130    $32,239,922.34
 2/28 *                 62  14.93    9.965 357.82   6.445   16.572     9.965        $302,000     $5,656,188.78
- -------------------------------------------------------------------------------------------------------------------
Total.....             421 100.00%   9.126 343.71   6.607   16.052     9.126        $302,000    $37,896,111.12
===================================================================================================================
one loan rolls every 3 years

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.